SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                AMENDMENT NO. 1
                                       to
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                August 21, 1996
                Date of Report (Date of earliest event reported)


Commission file number             33-80935

                           NETWORK EVENT THEATER, INC.
                 (Name of Small Business Issuer in Its Charter)

              Delaware                                 13-3864111
   (State or Other Jurisdiction of                   (I.R.S. Employer
    Incorporation or Organization)                  Identification No.)

  149 Fifth Avenue, New York, New York                    10010
(Address of Principal Executive Offices)                (Zip Code)

                                 (212) 779-2740

                (Issuer's Telephone Number, Including Area Code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired

     The audited financial statements of the acquired operating divisions of American Passage Media Corporation for the years ended June 30, 1996 and 1995 are contained in the Form 8-K as filed on September 27, 1996.

(b) Pro Forma Financial Information

o Unaudited Pro Forma Combined Statement of Operations for the Twelve Months Ended December 31, 1995

o Unaudited Pro Forma Combined Statement of Operations for the Six Months Ended June 30, 1996

o    Notes to Unaudited Pro Forma Combined Statements of Operations

o    Unaudited Pro Forma Combined Balance Sheet at June 30, 1996

o    Notes to Unaudited Pro Forma Combined Balance Sheet

               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The Unaudited Pro Forma Combined Statements of Operations for the twelve months ended December 31, 1995 and the six months ended June 30, 1996 presents the statements of operations of Network Event Theater, Inc. (the "Company") as if
(i) the acquisition of substantially all of the assets of American Passage Media Corporation's ("APMC") college and high school media, marketing and service businesses (the "Acquisition"), (ii) the borrowing from Signet Bank (the "Term Loan"), (iii) the issuance of a subordinated promissory note from the Company to APMC (the "Promissory Note") and (iv) the issuance by the Company of a two-year consulting agreement with APMC (the "Consulting Agreement") had occurred on January 1, 1995. The Unaudited Pro Forma Combined Balance Sheet at June 30, 1996 presents the balance sheet of the Company as if the Acquisition, the Term Loan, the Promissory Note and the Consulting Agreement had occurred on June 30, 1996.

The Acquisition has been accounted for using the purchase method of accounting. The total cost of the Acquisition has been allocated to the tangible and intangible assets acquired and liabilities assumed based on their respective fair values. The allocation of the purchase price assumed in the unaudited pro forma combined financial statements is preliminary. The Company does not expect that the final allocation of the purchase price will materially differ from the preliminary allocation.

The pro forma adjustments are based on available information and on certain assumptions that the Company believes are reasonable under the circumstances. The unaudited pro forma combined financial statements should be read in conjunction with the Company's financial statements and notes thereto, as well as the financial statements and notes thereto of Young Adult Marketing Divisions (Operating Divisions of American Passage Media Corporation) (included in the Form 8K filed September 27, 1996). The unaudited pro forma combined statement of operations data are not necessarily indicative of the results that would have occurred if the Acquisition, the Term Loan, the Promissory Note and the Consulting Agreement had occurred on the date indicated, nor are they indicative of the Company's future results of operations.

                           Network Event Theater, Inc.
              Unaudited Pro Forma Combined Statement of Operations

                                                                        Twelve Months Ended December 31, 1995
                                                    ----------------------------------------------------------------------------
                                                    Network Event     American Passage            Pro Forma           Pro Forma
                                                    Theater, Inc.   Media Corporation (a)        Adjustments           Combined
                                                    -------------   --------------------       --------------        -----------
Net revenue                                          $      --              $ 5,534,833        $   (11,400)(b)       $ 5,523,433

Expenses:
  Cost of revenues                                          --                2,706,435               --               2,706,435
  Selling, general and administrative expenses         1,927,374              1,909,329           (256,300)(c)         3,717,203
                                                                                                   136,800 (d)
  Corporate expenses                                        --                  239,403               --                 239,403
  Depreciation and amortization                          336,111                   --              350,408 (e)           686,519
                                                     -----------            -----------        -----------           -----------
Total expenses                                         2,263,485              4,855,167            230,908             7,349,560

Loss from operations                                  (2,263,485)               679,666           (242,308)           (1,826,127)

Interest and other income                                126,363                   --                 --                 126,363
Interest expense                                            --                     --             (363,765)(f)          (363,765)
                                                     -----------            -----------        -----------           -----------
Loss before provision for income taxes                (2,137,122)               679,666           (606,073)           (2,063,529)

Provision (benefit) for income taxes                        --                  245,367           (245,367)(g)              --
                                                     -----------            -----------        -----------           -----------
Net loss                                             $(2,137,122)           $   434,299        $  (360,706)          $(2,063,529)
                                                     ===========            ===========        ===========           ===========
Net loss per common share                            $     (0.34)                                                    $     (0.32)
                                                     ===========                                                     ===========
Weighted average common shares outstanding             6,354,440                                                       6,354,440


                           Network Event Theater, Inc.
              Unaudited Pro Forma Combined Statement of Operations

                                                                          Six Months Ended June 30, 1996
                                                    ----------------------------------------------------------------------------
                                                    Network Event     American Passage            Pro Forma           Pro Forma
                                                    Theater, Inc.   Media Corporation (a)        Adjustments           Combined
                                                    -------------   --------------------       --------------        -----------
Net revenue                                          $     4,041            $ 3,108,998          $ (30,300)(b)       $ 3,082,739

Expenses:
  Cost of revenues                                          --                1,462,711               --               1,462,711
  Selling, general and administrative expenses         1,738,241                992,576            (18,800)(c)         2,780,417
                                                                                                    68,400 (d)

  Corporate expenses                                        --                  137,252               --                 137,252
  Depreciation and amortization                          320,341                   --              175,204 (e)           495,545
                                                     -----------            -----------        -----------           -----------
Total expenses                                         2,058,582              2,592,539            224,804             4,875,925

Loss from operations                                  (2,054,541)               516,459           (255,104)           (1,793,186)

Interest and other income                                132,097                   --                 --                 132,097
Interest expense                                            --                     --             (181,882)(f)          (181,882)
                                                     -----------            -----------          ---------           -----------
Loss before provision for income taxes                (1,922,444)               516,459           (436,986)           (1,842,971)

Provision (benefit) for income taxes                        --                  182,736           (182,736)(g)              --
                                                     -----------            -----------          ---------           -----------
Net loss                                             $(1,922,444)           $   333,723          $(254,250)          $(1,842,971)
                                                     ===========            ===========          =========           ===========
Net loss per common share                            $     (0.22)                                                    $     (0.21)
                                                     ===========                                                     ===========
Weighted average common shares outstanding             8,654,440                                                       8,654,440


          Notes to Unaudited Pro Forma Combined Statement of Operations

(a) Reflects the historical statement of operations of American Passage Media Corporation ("APMC"). APMC operated on a June 30th fiscal year end. The historical statement of operations included in the unaudited pro forma combined statement of operations, however, have been prepared on a calendar year basis based on the unaudited quarterly financial statement of APMC.

(b) To reflect the removal of net revenues related to a college network service of APMC not acquired by Network Event Theater, Inc. (the "Company").

(c) To reflect the removal of costs associated with an office building of APMC that was closed in 1996.

(d) To reflect increased costs associated with the two-year $273,600 consulting agreement issued by the Company to APMC.

(e)  To  reflect  increased   depreciation  and  amortization   related  to  the
     consummation of the APMC acquisition.

(f) To reflect increased interest expense related to the issuance of (i) a five year $3.5 million term loan with Signet bank with a current rate of interest of 8.679% and (ii) a two year $750,000 subordinated promissory note with APMC with an interest rate of 8% per year.

(g)  To reflect the removal of income taxes due to the Acquisition.

                           Network Event Theater, Inc.
                   Unaudited Pro Forma Combined Balance Sheet

                                                                            Six Months Ended June 30, 1996
                                                      ----------------------------------------------------------------------------
                                                      Network Event     American Passage            Pro Forma           Pro Forma
                                                      Theater, Inc.     Media Corporation          Adjustments           Combined
                                                      -------------     -----------------          -----------         -----------
Assets
Current assets:
  Cash and cash equivalents                            $   266,806            $      --            $(4,750,000)(a)     $   216,806
                                                                                                     3,500,000 (b)
                                                                                                     1,200,000 (c)
  Investments                                            7,882,570                   --             (1,200,000)(c)       6,682,570
  Accounts receivable, net                                     236              1,370,651           (1,370,651)(a)             236
  Prepaid expenses                                            --                   32,423                 --                32,423
  Deposits                                                  26,169                   --                   --                26,169
                                                       -----------            -----------          -----------         -----------
Total current assets                                     8,175,781              1,403,074           (2,620,651)          6,958,204

Property and equipment, net                              3,081,620                 49,707                 --             3,131,327
Organizational costs, net                                   58,634                   --                   --                58,634
Intangible assets, net                                        --                     --              5,417,870 (a)       5,417,870
                                                       -----------            -----------          -----------         -----------
Total assets                                           $11,316,035            $ 1,452,781          $ 2,797,219         $15,566,035
                                                       ===========            ===========          ===========         ===========

Liabilities and Stockholders' Equity
Current liabilities:
  Accounts payable and accrued expenses                $   462,634            $ 1,789,636          $(1,789,636)(a)     $   462,634
  Deferred revenues                                           --                  464,890             (464,890)(a)            --
                                                       -----------            -----------          -----------         -----------
Total liabilities                                          462,634              2,254,526           (2,254,526)            462,634

Long term debt                                                --                     --                750,000 (a)       4,250,000
                                                                                                     3,500,000 (b)
Stockholders' equity (divisional deficiency of assets)  10,853,401               (801,745)             801,745 (a)      10,853,401
                                                       -----------            -----------          -----------         -----------
Total liabilities and stockholders' equity             $11,316,035            $ 1,452,781          $ 2,797,219         $15,566,035
                                                       ===========            ===========          ===========         ===========

               Notes to Unaudited Pro Forma Combined Balance Sheet

(a) To reflect the acquisition of substantially all of the assets (except accounts receivable) of American Passage Media Corporation's college and high school media, marketing and service businesses (the "Acquisition") and the preliminary allocation of the purchase price of $4,750,000.

     The allocation of purchase price and elimination of assets not acquired and the liabilities not assumed in connection with the Acquisition is as follows:

                                           Allocation of    Historical
                                             Purchase       Carrying
                                               Price          Value       Adjustment

ASSETS:
Accounts receivable, net                    $         0    $ 1,370,651    $(1,370,651)
Prepaid expenses                                 32,423         32,423              0
Property and equipment, net                      49,707         49,707              0
Intangible assets, net                        5,417,870              0      5,417,870
                                            -----------    -----------    -----------
   Total assets                             $ 5,500,000    $ 1,452,781    $ 4,047,219
                                            ===========    ===========    ===========
LIABILITIES:
Accounts payable and accrued expenses       $         0    $ 1,789,636    $(1,789,636)
Deferred revenues                                     0        464,890       (464,890)
Long term debt                                  750,000              0        750,000
                                            -----------    -----------    -----------
Net assets                                  $ 4,750,000    $  (801,745)   $ 5,551,745
                                            ===========    ===========    ===========

Stockholders' equity                                       $  (801,745)   $   801,745
                                                           ===========    ===========

(b) To reflect proceeds totaling $3,500,000 received from the term loan with Signet Bank.

(c)  To  reflect  the  liquidation  of  Company   investments  to  pay  for  the
     Acquisition.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

November 26, 1996                                 NETWORK EVENT THEATER, INC.

                                                  By:/s/ Harlan D. Peltz
                                                     -------------------------
                                                     Harlan D. Peltz
                                                     Chairman of the Board and
                                                     Chief Executive Officer